FIRST QUARTER 2007
FINANCIAL SUPPLEMENT

The following supplement is provided to assist in your financial analysis.

If you need further information, please contact:

Dave Miller, Investor Relations
901-523-4162
dwmiller@firsthorizon.com

First Horizon National Corporation
1Q 2007 Financial Supplement

Dear Investor,

In conjunction with the release of First Horizon National Corporation’s first quarter results for 2007, we have prepared this financial supplement to assist investors in understanding First Horizon National Corporation’s financial results.

This supplement compares current period results to earnings and other financial information from the previous four quarters.

Please feel free to call if you have any additional questions.

Regards,

Dave Miller, Investor Relations
901-523-4162
dwmiller@firsthorizon.com

CONSOLIDATED SUMMARY
Quarterly, Unaudited

(Thousands)	1Q07	4Q06	3Q06	2Q06	1Q06
Net interest income	$237,419	$245,997	$251,621	$253,598	$245,721
Noninterest income	272,915	313,342	309,170	332,119	277,891
Security gain/(loss)	10,273	3,002	8,757	2,893	(80,281)
Total revenue	520,607	562,341	569,548	588,610	443,331
Noninterest expense	403,012	431,630	452,899	423,011	435,081
Provision	28,486	22,983	23,694	18,653	17,799
Pretax income/(loss)	89,109	107,728	92,955	146,946	(9,549)
Provision/(benefit) for income taxes	18,802	31,448	25,776	43,013	(12,959)
Income from continuing operations	70,307	76,280	67,179	103,933	3,410
Income/(loss) from discontinued operations, net of tax	240	187	(69)	376	210,273
Income before cumulative effect	70,547	76,467	67,110	104,309	213,683
Cumulative effect of changes in accounting
principle, net of tax	-	-	-	-	1,345
Net income	$70,547	$ 76,467	$67,110	$104,309	$215,028

Tax rate	21.1%	29.2%	27.7%	29.3%	NM
Efficiency ratio	77.4%	76.8%	79.5%	71.9%	98.1%

NM - Not meaningful

SELECTED FINANCIAL DATA
Quarterly, Unaudited

(Dollars in thousands, except per share data)	1Q07	4Q06	3Q06	2Q06	1Q06
Income from continuing operations	$70,307	$76,280	$67,179	$103,933	$3,410
Income/(loss) from discontinued operations,
net of tax	240	187	(69)	376	210,273
Cumulative effect of changes in accounting
principle, net of tax	-	-	-	-	1,345
Net income	70,547	76,467	67,110	104,309	215,028
Common Stock Data

Diluted earnings per common share:
Diluted EPS from continuing operations	$.55	$.60	$.53	$.82	$.03
Diluted EPS before cumulative effect of
changes in accounting principle	.55	.60	.53	.82	1.66
Diluted EPS	.55	.60	.53	.82	1.67

Diluted shares	128,704	127,784	127,523	127,280	129,100
Period-end shares outstanding	126,424	124,866	124,467	123,947	123,230
Dividends declared per share	$.45	$.45	$.45	$.45	$.45
Selected Average Balances

Total assets	$38,647,044	$39,327,781	$39,519,765	$38,494,898	$37,689,523
Total loans, net of unearned income	22,007,211	21,894,032	21,808,787	21,445,153	20,853,947
Investment securities	3,817,015	3,952,007	3,805,160	3,008,310	3,026,429
Earning assets	33,750,530	34,313,781	34,627,512	33,946,387	33,142,044
Deposits	21,380,760	23,155,050	22,926,483	21,981,445	22,939,767
Total long-term debt	6,388,955	5,718,968	5,538,323	5,160,610	3,805,307
Shareholders' equity	2,463,903	2,510,752	2,442,030	2,401,428	2,335,512
Selected Period-End Balances

Total assets	$38,828,766	$37,918,259	$40,076,183	$37,469,234	$37,300,975
Total loans, net of unearned income	22,268,190	22,104,905	21,955,030	21,717,264	21,211,946
Investment securities	3,276,312	3,890,420	3,983,049	3,108,569	2,944,826
Earning assets	32,682,577	32,320,221	33,259,328	31,879,716	31,617,338
Deposits	22,491,951	20,213,232	25,284,541	21,693,442	21,517,047
Total long-term debt	6,528,015	5,836,360	5,487,188	5,606,294	4,599,339
Shareholders' equity	2,514,676	2,462,390	2,510,524	2,442,193	2,399,608
Selected Ratios and Other

Return on average assets	.74%	.77%	.67%	1.09%	2.31%
Return on average equity	11.6	12.1	10.9	17.4	37.3

FTE employees	12,018	12,131	12,324	12,413	13,053

STATEMENTS OF INCOME
Quarterly, Unaudited

(Thousands)	1Q07	4Q06	3Q06	2Q06	1Q06
Interest income	$583,185	$604,562	$612,598	$578,582	$533,369
Less interest expense	345,766	358,565	360,977	324,984	287,648
Net interest income	237,419	245,997	251,621	253,598	245,721
Provision for loan losses	28,486	22,983	23,694	18,653	17,799
Net interest income after
provision for loan losses	208,933	223,014	227,927	234,945	227,922
Noninterest income:
Capital markets	87,113	92,809	95,215	102,165	92,858
Mortgage banking	73,097	87,524	85,935	116,472	80,682
Deposit transactions
and cash management	39,358	43,317	44,503	42,756	38,023
Revenue from loan sales and securitizations	9,663	16,276	11,830	12,212	11,357
Insurance commissions	9,789	8,951	10,534	12,461	14,686
Trust services and investment
management	9,688	10,424	9,609	10,824	10,657
Securities gains/(losses), net	10,273	3,002	8,757	2,893	(80,281)
Other	44,207	54,041	51,544	35,229	29,628
Total noninterest income	283,188	316,344	317,927	335,012	197,610
Adjusted gross income after
provision for loan losses	492,121	539,358	545,854	569,957	425,532
Noninterest expense:
Employee compensation,
incentives and benefits	246,343	257,397	260,351	245,796	260,141
Occupancy	28,784	29,298	29,745	27,525	30,102
Equipment rentals, depreciation
and maintenance	17,613	17,867	17,893	17,858	20,264
Operations services	17,821	17,550	17,976	17,075	17,440
Communications and courier	11,540	11,978	12,950	13,409	14,912
Amortization of intangible assets	2,825	2,460	3,233	2,881	2,888
Other	78,086	95,080	110,751	98,467	89,334
Total noninterest expense	403,012	431,630	452,899	423,011	435,081
Pretax income/(loss)	89,109	107,728	92,955	146,946	(9,549)
Provision/(benefit) for income taxes	18,802	31,448	25,776	43,013	(12,959)
Income from continuing operations	70,307	76,280	67,179	103,933	3,410
Income/(loss) from discontinued operations,
net of tax	240	187	(69)	376	210,273
Income before cumulative effect	70,547	76,467	67,110	104,309	213,683
Cumulative effect of changes in accounting
principle, net of tax	-	-	-	-	1,345
Net income	$70,547	$76,467	$67,110	$104,309	$215,028

OTHER INCOME AND OTHER EXPENSE
Quarterly, Unaudited

(Thousands)	1Q07	4Q06	3Q06	2Q06	1Q06
All other income:
Brokerage management fees and
commissions	$9,631	$9,434	$8,545	$10,243	$8,960
Bankcard income	6,005	6,386	6,441	6,362	6,916
Bank owned life insurance	5,965	6,054	5,216	3,928	3,866
Remittance processing	3,500	3,576	3,525	3,642	3,994
Deferred compensation	1,265	8,188	6,948	(5,939)	5,450
Other service charges	3,681	3,556	3,622	3,764	3,619
Letter of credit	1,620	1,712	1,659	1,885	2,015
ATM interchange fees	1,917	1,801	1,809	1,799	1,682
Reinsurance fees	1,784	2,075	1,595	1,571	1,551
Check clearing fees	1,212	1,386	1,593	1,679	1,727
Electronic banking fees	1,655	1,505	1,485	1,502	1,483
Federal flood certifications	1,123	1,121	1,214	1,361	1,300
Other	4,849	7,247	7,892	3,432	(12,935)
Total	$44,207	$54,041	$51,544	$35,229	$29,628
All other expense:
Advertising and public relations	$10,262	$11,162	$13,272	$10,998	$11,995
Legal and professional fees	11,591	12,046	11,071	11,600	8,295
Computer software	9,186	8,608	8,959	8,827	7,987
Travel and entertainment	5,814	8,518	8,164	8,652	6,972
Contract employment	5,022	5,836	6,955	7,094	7,535
Distributions on preferred stock
of subsidiary	4,658	4,769	4,874	4,453	4,050
Low income housing expense	4,752	6,056	3,968	3,282	3,721
Supplies	3,601	3,177	3,961	4,260	3,674
Loan closing costs	3,024	2,297	3,835	3,729	2,234
Customer relations	1,942	2,287	2,123	2,177	2,101
Other insurance and taxes	2,403	2,265	2,269	2,209	1,872
Employee training and dues	1,648	1,533	1,658	1,912	1,814
Loan insurance expense	1,247	721	1,784	1,958	2,114
Fed services fees	1,445	1,445	1,613	1,736	1,749
Complimentary check expense	1,291	1,329	1,357	1,357	1,328
Foreclosed real estate	2,292	1,675	(86)	2,587	208
Bank examination costs	1,130	1,102	1,103	1,081	1,081
Deposit insurance premium	883	765	737	801	895
Other	5,895	19,489	33,134	19,754	19,709
Total	$78,086	$95,080	$110,751	$98,467	$89,334

AVERAGE AND PERIOD-END LOANS
Quarterly, Unaudited

(Thousands)	1Q07	4Q06	3Q06	2Q06	1Q06
Average loans:
Loans, net of unearned income:
Commercial:
Commercial, financial and industrial	$7,131,102	$6,903,708	$6,803,461	$6,570,293	$6,415,436
Real estate commercial	1,157,711	1,187,431	1,221,408	1,259,416	1,225,049
Real estate construction	2,843,263	2,741,118	2,575,590	2,380,430	2,197,693
Total commercial loans	11,132,076	10,832,257	10,600,459	10,210,139	9,838,178
Retail:
Real estate residential	7,908,039	8,211,506	8,512,589	8,560,085	8,644,920
Real estate construction	2,045,952	2,081,885	2,065,849	2,028,480	1,961,658
Other retail	153,651	160,366	160,446	162,573	164,567
Credit card receivables	195,209	201,092	201,319	197,706	238,089
Real estate loans pledged against
other collateralized borrowings (a)	572,284	406,926	268,125	286,170	6,535
Total retail loans	10,875,135	11,061,775	11,208,328	11,235,014	11,015,769
Total loans, net of unearned income	$22,007,211	$21,894,032	$21,808,787	$21,445,153	$20,853,947

Period-end loans:
Loans, net of unearned income:
Commercial:
Commercial, financial and industrial	$7,371,873	$7,201,009	$6,945,207	$6,705,925	$6,538,798
Real estate commercial	1,144,086	1,136,590	1,199,084	1,276,278	1,232,021
Real estate construction	2,931,183	2,753,458	2,660,415	2,453,579	2,277,825
Total commercial loans	11,447,142	11,091,057	10,804,706	10,435,782	10,048,644
Retail:
Real estate residential	7,856,197	7,973,313	8,428,652	8,562,733	8,511,300
Real estate construction	2,073,293	2,085,133	2,096,440	2,076,004	2,001,916
Other retail	151,959	161,178	163,134	163,121	161,617
Credit card receivables	187,658	203,307	202,866	202,117	194,908
Real estate loans pledged against
other collateralized borrowings (a)	551,941	590,917	259,232	277,507	293,561
Total retail loans	10,821,048	11,013,848	11,150,324	11,281,482	11,163,302
Total loans, net of unearned income	$22,268,190	$22,104,905	$21,955,030	$21,717,264	$21,211,946
(a) During 2006, FHN sold loans through on-balance sheet securitizations, which were structured as financings for accounting purposes.

PERIOD-END STATEMENTS OF CONDITION
Quarterly, Unaudited

(Thousands)	1Q07	4Q06	3Q06	2Q06	1Q06
Assets:
Cash and due from banks	$896,182	$976,619	$903,482	$854,846	$887,539
Federal funds sold and securities
purchased under agreements to resell	1,757,365	1,202,537	1,992,426	1,572,143	1,347,577
Total cash and cash equivalents	2,653,547	2,179,156	2,895,908	2,426,989	2,235,116
Investment in bank time deposits	15,739	18,037	17,798	75,903	25,319
Trading securities	2,443,342	2,230,745	2,512,744	2,183,102	2,508,615
Loans held for sale	2,921,629	2,873,577	2,798,281	3,222,735	3,579,055
Investment Securities	3,276,312	3,890,420	3,983,049	3,108,569	2,944,826
Loans, net of unearned income	22,268,190	22,104,905	21,955,030	21,717,264	21,211,946
Less: Allowance for loan losses	220,806	216,285	206,829	199,835	195,011
Total net loans	22,047,384	21,888,620	21,748,201	21,517,429	21,016,935
Capital markets receivables	1,144,135	732,282	1,027,927	1,058,690	858,072
Mortgage servicing rights, net	1,540,041	1,533,942	1,498,341	1,595,413	1,475,448
Goodwill	275,582	275,582	274,534	281,909	281,475
Other intangible assets, net	61,672	64,530	70,546	75,056	76,666
Premises and equipment, net	445,301	451,708	441,659	431,385	422,346
Real estate acquired by foreclosure	68,613	63,519	65,224	60,577	48,959
Discontinued assets	358	416	939,728	696	56,712
Other assets	1,935,111	1,715,725	1,802,243	1,430,781	1,771,431
Total assets	$38,828,766	$37,918,259	$40,076,183	$37,469,234	$37,300,975

Liabilities and shareholders' equity:
Deposits:
Savings	$3,607,674	$3,354,180	$3,256,680	$3,246,821	$3,218,206
Interest-bearing demand deposits	1,941,422	1,969,700	1,742,276	1,894,707	1,904,235
Time deposits	2,876,257	2,924,050	2,906,424	2,819,597	2,692,046
Certificates of deposit $100,000 and more	8,559,807	6,517,629	11,920,226	8,053,119	8,228,543
Total interest-bearing deposits	16,985,160	14,765,559	19,825,606	16,014,244	16,043,030
Noninterest-bearing deposits	5,506,791	5,447,673	5,458,935	5,679,198	5,474,017
Total deposits	22,491,951	20,213,232	25,284,541	21,693,442	21,517,047
Federal funds purchased and securities
sold under agreements to repurchase	3,173,476	4,961,799	2,416,974	3,387,711	4,337,243
Trading liabilities	678,796	789,957	847,453	929,694	766,479
Commercial paper and other short-term borrowings	819,768	1,258,513	926,292	721,227	749,979
Term borrowings	5,968,789	5,243,961	5,226,772	5,325,014	4,299,539
Other collateralized borrowings	559,226	592,399	260,416	281,280	299,800
Total long-term debt	6,528,015	5,836,360	5,487,188	5,606,294	4,599,339
Capital markets payables	1,088,340	799,489	989,332	1,057,617	941,911
Discontinued liabilities	32,608	6,966	6,977	8,422	233,402
Other liabilities	1,205,859	1,294,283	1,311,628	1,327,360	1,460,693
Total liabilities	36,018,813	35,160,599	37,270,385	34,731,767	34,606,093
Preferred stock of subsidiary	295,277	295,270	295,274	295,274	295,274
Shareholders' equity:
Common stock	78,593	78,041	77,792	77,467	77,019
Capital surplus	341,491	312,521	301,857	282,563	269,564
Undivided profits	2,155,007	2,144,276	2,124,312	2,113,514	2,065,285
Accumulated other comprehensive (loss)/income, net	(60,415)	(72,448)	6,563	(31,351)	(12,260)
Total shareholders' equity	2,514,676	2,462,390	2,510,524	2,442,193	2,399,608
Total liabilities and shareholders' equity	$38,828,766	$37,918,259	$40,076,183	$37,469,234	$37,300,975

CONSOLIDATED AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES
Quarterly, Unaudited
	Average Balance	Interest Revenue/ Expense	Percent Average Rate/Yield
(Fully taxable equivalent)
(Dollars in thousands)	1Q07	1Q07	1Q07
Assets:
Earning assets:
Loans, net of unearned income*	$22,007,211	$410,512	7.56%
Loans held for sale	3,646,252	58,845	6.46
Investment securities:
U.S. Treasuries	50,899	636	5.06
U.S. government agencies	3,513,737	50,221	5.72
States and municipalities	1,769	4.97
Other	250,610	3,107	4.96
Total investment securities	3,817,015	53,968	5.66
Capital markets securities inventory	2,409,211	30,297	5.03
Mortgage banking trading securities	331,800	10,317	12.44
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	1,519,375	19,228	5.13
Investment in bank time deposits	19,666	260	5.35
Total other earning assets	1,539,041	19,488	5.14
Total earning assets/Interest income	33,750,530	$583,427	6.98%
Allowance for loan losses	(223,932)
Cash and due from banks	880,002
Capital markets receivables	137,536
Premises and equipment, net	449,283
Other assets	3,653,625
Total assets	$38,647,044
Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing demand deposits	$1,927,573	$6,889	1.45%
Savings	3,413,592	26,031	3.09
Time deposits	2,893,963	33,037	4.63
Total interest-bearing core deposits	8,235,128	65,957	3.25
Certificates of deposit $100,000 and more	8,040,937	106,276	5.36
Federal funds purchased and securities
sold under agreements to repurchase	4,505,777	54,379	4.89
Capital markets trading liabilities	1,166,790	16,361	5.69
Commercial paper and other short-term
borrowings	987,898	12,785	5.25
Total long-term debt	6,388,955	90,008	5.64
Total interest-bearing liabilities/Interest
expense	29,325,485	$345,766	4.77%
Noninterest-bearing deposits	5,104,695
Capital markets payables	222,607
Other liabilities	1,235,077
Preferred stock of subsidiary	295,277
Shareholders' equity	2,463,903
Total liabilities and shareholders' equity	$38,647,044
Net interest income-tax equivalent basis		$237,661
Fully taxable equivalent adjustment		(242)
Net interest income		$237,419
Net interest spread			2.21%
Effect of interest-free sources used to fund
earning assets			.63
Net interest margin			2.84%
* Includes loans on nonaccrual status.
Yields and corresponding income amounts are adjusted to a fully taxable equivalent. Earning assets yields are expressed net of unearned income.
Rates are expressed net of unamortized debenture cost for long-term debt. Net interest margin is computed using total net interest income.

CONSOLIDATED AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES Quarterly, Unaudited

						Interest				Percent
		Average				Revenue/				Average
		Balance				Expense				Rate/Yield
(Fully taxable equivalent)
(Dollars in thousands)	4Q06	3Q06	2Q06	1Q06	4Q06	3Q06	2Q06	1Q06	4Q06	3Q06	2Q06	1Q06
Assets:
Earning assets:
Loans, net of unearned income*	$21,894,032	$21,808,787	$21,445,153	$20,853,947	$417,261	$416,980	$393,546	$363,577	7.56%	7.59%	7.36%	7.07%
Loans held for sale	3,796,828	4,192,558	4,608,310	4,760,823	63,852	72,135	75,832	76,342	6.73	6.88	6.58	6.41
Investment securities:
U.S. Treasuries	50,891	50,989	53,561	72,265	646	632	624	781	5.04	4.92	4.67	4.38
U.S. government agencies	3,652,056	3,512,162	2,731,213	2,736,495	52,107	50,262	38,211	32,676	5.71	5.72	5.60	4.78
States and municipalities	1,771	1,869	1,893	1,916	4	6	7	7.98		1.28	1.39	1.37
Other	247,289	240,140	221,643	215,753	3,141	3,017	2,726	2,548	5.08	5.02	4.92	4.72
Total investment securities	3,952,007	3,805,160	3,008,310	3,026,429	55,898	53,917	41,568	36,012	5.66	5.67	5.53	4.76
Capital markets securities inventory	2,514,046	2,524,102	2,356,754	2,176,124	34,251	34,128	31,849	27,327	5.45	5.41	5.41	5.02
Mortgage banking trading securities	327,842	380,586	462,592	442,453	9,895	10,762	11,798	11,246	12.07	11.31	10.20	10.17
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	1,810,935	1,875,420	2,018,408	1,866,146	23,466	24,412	23,712	18,995	5.14	5.16	4.71	4.13
Investment in bank time deposits	18,091	40,899	46,860	16,122	230	544	580	179	5.04	5.27	4.96	4.51
Total other earning assets	1,829,026	1,916,319	2,065,268	1,882,268	23,696	24,956	24,292	19,174	5.14	5.17	4.72	4.13
Total earning assets/Interest income	34,313,781	34,627,512	33,946,387	33,142,044	$604,853	$612,878	$578,885	$533,678	7.01%	7.04%	6.83%	6.50%
Allowance for loan losses	(213,569)	(206,871)	(202,003)	(196,316)
Cash and due from banks	828,291	816,342	794,019	831,172
Capital markets receivables	154,908	151,037	187,435	199,635
Premises and equipment, net	446,556	436,027	427,213	418,882
Other assets	3,797,814	3,695,718	3,341,847	3,294,106
Total assets	$39,327,781	$39,519,765	$38,494,898	$37,689,523
Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing demand deposits	$1,792,484	$1,822,558	$1,886,392	$1,892,382	$6,006	$6,561	$6,362	$5,550	1.33%	1.43%	1.35%	1.19%
Savings	3,327,576	3,270,211	3,259,930	2,902,257	26,253	25,084	21,826	15,347	3.13	3.04	2.69	2.14
Time deposits	2,921,197	2,873,451	2,779,821	2,602,581	33,732	32,090	29,116	25,338	4.58	4.43	4.20	3.95
Total interest-bearing core deposits	8,041,257	7,966,220	7,926,143	7,397,220	65,991	63,735	57,304	46,235	3.26	3.17	2.90	2.53
Certificates of deposit $100,000 and more	9,820,358	9,694,677	8,859,178	10,626,088	132,938	130,875	110,068	119,296	5.37	5.36	4.98	4.55
Federal funds purchased and securities
sold under agreements to repurchase	3,888,492	4,650,930	4,975,223	4,745,621	46,321	56,639	58,084	47,821	4.73	4.83	4.68	4.09
Capital markets trading liabilities	1,322,664	1,358,976	1,368,933	1,304,492	18,560	19,233	19,923	18,347	5.57	5.61	5.84	5.70
Commercial paper and other short-term
borrowings	889,802	773,038	750,789	765,178	12,099	10,232	9,296	8,423	5.39	5.25	4.97	4.46
Total long-term debt	5,718,968	5,538,323	5,160,610	3,805,307	82,655	80,263	70,309	47,526	5.79	5.80	5.46	5.00
Total interest-bearing liabilities/Interest
expense	29,681,541	29,982,164	29,040,876	28,643,906	$358,564	$360,977	$324,984	$287,648	4.80%	4.79%	4.49%	4.06%
Noninterest-bearing deposits	5,293,435	5,265,586	5,196,124	4,916,459
Capital markets payables	247,738	213,104	236,481	229,867
Other liabilities	1,299,041	1,321,607	1,324,715	1,268,505
Preferred stock of subsidiary	295,274	295,274	295,274	295,274
Shareholders' equity	2,510,752	2,442,030	2,401,428	2,335,512
Total liabilities and shareholders' equity	$39,327,781	$39,519,765	$38,494,898	$37,689,523
Net interest income-tax equivalent basis					$246,289	$251,901	$253,901	$246,030
Fully taxable equivalent adjustment					(291)	(279)	(303)	(309)
Net interest income					$245,998	$251,622	$253,598	$245,721
Net interest spread									2.21%	2.25%	2.34%	2.44%
Effect of interest-free sources used to fund
earning assets									.65	.65	.66	.55
Net interest margin									2.86%	2.90%	3.00%	2.99%
* Includes loans on nonaccrual status.
Yields and corresponding income amounts are adjusted to a fully taxable equivalent. Earning assets yields are expressed net of unearned income.
Rates are expressed net of unamortized debenture cost for long-term debt. Net interest margin is computed using total net interest income.

MORTGAGE SERVICING RIGHTS
Quarterly, Unaudited

(Thousands)	1Q07	4Q06	3Q06	2Q06	1Q06
FIRST LIENS
Fair value beginning balance	$1,495,215	$1,464,360	$1,565,649	$1,449,472	$1,318,219
Addition of mortgage servicing rights	84,707	86,306	90,970	117,197	95,624
Reductions due to loan payments	(61,698)	(66,937)	(60,328)	(72,270)	(58,641)
Changes in fair value due to:
Changes in current market interest rates	(17,833)	11,601	(131,646)	70,933	94,249
Other changes in fair value	(54)	(115)	(285)	317	21
Fair value ending balance	$1,500,337	$1,495,215	$1,464,360	$1,565,649	$1,449,472

SECOND LIENS
Fair value beginning balance	$24,091	$18,851	$14,457	$11,062	$5,470
Addition of mortgage servicing rights	3,998	3,931	4,905	4,267	6,360
Reductions due to loan payments	(2,378)	(1,716)	(1,172)	(955)	(797)
Changes in fair value due to:
Changes in current market interest rates	(1)	11	(61)	46	49
Changes in assumptions	-	2,400	722	-	-
Other changes in fair value	-	614	-	37	(20)
Fair value ending balance	$25,710	$24,091	$18,851	$14,457	$11,062

HELOC
Fair value beginning balance	$14,636	$15,130	$15,307	$14,914	$14,384
Addition of mortgage servicing rights	1,041	1,028	1,559	1,891	1,971
Reductions due to loan payments	(1,683)	(1,385)	(1,805)	(2,021)	(2,317)
Changes in fair value due to:
Changes in current market interest rates	-	(1)	61	523	506
Changes in assumptions	-	-	8	-	-
Other changes in fair value	-	(136)	-	-	370
Fair value ending balance	$13,994	$14,636	$15,130	$15,307	$14,914

TOTAL CONSOLIDATED
Fair value beginning balance	$1,533,942	$1,498,341	$1,595,413	$1,475,448	$1,338,073
Addition of mortgage servicing rights	89,746	91,265	97,434	123,355	103,955
Reductions due to loan payments	(65,759)	(70,038)	(63,305)	(75,246)	(61,755)
Changes in fair value due to:
Changes in current market interest rates	(17,834)	11,611	(131,646)	71,502	94,804
Changes in assumptions	-	2,400	730	-	-
Other changes in fair value	(54)	363	(285)	354	371
Fair value ending balance	$1,540,041	$1,533,942	$1,498,341	$1,595,413	$1,475,448

RETAIL/COMMERCIAL BANKING
Quarterly, Unaudited

(Thousands)	1Q07	4Q06	3Q06	2Q06	1Q06
Net interest income	$224,116	$228,955	$232,830	$232,496	$225,740
Noninterest income	102,959	114,339	111,594	113,984	107,739
Divestitures	-	-	-	-	-
Security G/L	-	-	-	-	-
Total revenue	327,075	343,294	344,424	346,480	333,479
Total noninterest expense	198,195	211,509	205,416	214,744	218,366
Provision	28,493	23,263	23,549	18,361	18,026
Pretax income	$100,387	$108,522	$115,459	$113,375	$97,087

Efficiency ratio	61%	62%	60%	62%	65%

Balance Sheet
Average loans (millions)	$21,592	$21,471	$21,382	$21,098	$20,598
Other earning assets (millions)	557	413	465	547	843
Total earning assets (millions)	$22,149	$21,884	$21,847	$21,645	$21,441

Total deposits	$12,143	$12,085	$11,980	$11,760	$11,516

Net interest margin	4.10%	4.15%	4.23%	4.31%	4.27%

Noninterest income
Deposit transactions & cash mgmt	$39,344	$43,299	$44,483	$42,740	$38,012
Insurance commissions	9,586	8,912	10,404	12,731	14,480
Trust services & investment mgmt	9,733	10,469	9,642	10,858	10,700
Bankcard Income	5,701	6,079	6,164	6,097	6,655
Other service charges	5,460	5,014	4,638	5,343	5,364
Check clearing fees	1,212	1,386	1,594	1,679	1,727
Revenue from loan sales and
securitizations (a)	8,522	13,886	10,068	10,548	8,238
Miscellaneous revenue	23,401	25,294	24,601	23,988	22,563
Total noninterest income	$102,959	$114,339	$111,594	$113,984	$107,739

Key Statistics

Locations
Full-Service Financial Centers
First Tennesee	199	197	194	192	192
First Horizon Bank	32	32	27	23	21

Other
Trust total assets (millions)(b)	$12,878	$12,472	$12,866	$11,541	$11,838
Trust total managed assets (millions)(b)	6,700	6,546	6,270	6,223	6,379
(a) Includes gains from whole-loan sales and net revenue from asset securitizations
(b) Current quarter is an estimate
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING
Quarterly, Unaudited

(Thousands)	1Q07	4Q06	3Q06	2Q06	1Q06
Net interest income	$17,343	$20,857	$21,266	$25,494	$25,838
Noninterest income:
Net origination fees	63,641	69,230	64,248	110,416	64,205
Net servicing fees	3,008	11,826	15,701	(727)	10,717
Other fees	10,085	10,506	10,427	9,919	8,805
Total noninterest income	76,734	91,562	90,376	119,608	83,727
Total revenue	94,077	112,419	111,642	145,102	109,565
Noninterest expense	105,331	108,925	136,804	115,155	114,756
Provision	(7)	(280)	145	292	(227)
Pretax (loss)/income	$(11,247)	$3,774	$(25,307)	$29,655	$(4,964)

Noninterest expense detail
Commissions & incentives	$44,984	$47,428	$50,090	$54,831	$53,385
FAS 91 cost deferral	(1,816)	(1,131)	1,515	4,473	(1,743)
Other salaries & benefits	51,882	56,462	56,584	50,420	63,708
Total salaries & benefits	95,050	102,759	108,189	109,724	115,350
Contract labor & outsourcing	2,574	3,103	4,025	4,170	4,771
Equipment & occupancy	17,221	17,362	17,095	16,074	17,953
Foreclosure provision	1,611	1,042	(698)	2,379	(1,082)
Other expenses	40,714	38,525	64,289	49,099	41,990
Total expenses before FAS 91 reclass	157,170	162,791	192,900	181,446	178,982
FAS 91 reclassification *	(56,343)	(57,575)	(59,480)	(69,334)	(67,178)
Total noninterest expense before
segment allocations	100,827	105,216	133,420	112,112	111,804
Segment allocations	4,504	3,709	3,384	3,043	2,952
Total noninterest expense	$105,331	$108,925	$136,804	$115,155	$114,756

Other information
Efficiency ratio	112%	97%	123%	79%	105%

Warehouse (millions)	$3,030	$3,124	$3,173	$3,598	$3,524
Other earning assets (millions)	762	793	836	865	739
Total earning assets (millions)	$3,792	$3,917	$4,009	$4,463	$4,263

Escrow balances	$1,858	$2,000	$1,965	$1,903	$1,641

Net interest margin	1.85%	2.11%	2.10%	2.29%	2.46%

Warehouse Spread	1.12%	1.24%	1.18%	1.44%	1.77%
Certain previously reported amounts have been reclassified to agree with current presentation. *See Note 1 - Financial Glossary

MORTGAGE BANKING
Quarterly, Unaudited

(Thousands)	1Q07	4Q06	3Q06	2Q06	1Q06
ORIGINATION INCOME
Origination Fees	$58,755	$63,255	$65,132	$77,174	$67,043
FAS 91 Fee Deferral	(1,016)	(225)	1,318	1,523	(126)
Appraisal, Final Inspection,
Credit Report Fees	6,544	6,840	7,119	7,901	6,778
Total origination fees	64,283	69,870	73,569	86,598	73,695

Secondary Marketing Income:
Prime:
OMSR, SRP	76,821	68,373	72,323	90,933	74,603
Marketing G/L (Trading Gains)	17,728	25,897	13,915	37,906	22,281
Concessions	(34,350)	(33,293)	(34,233)	(41,355)	(34,020)
LOCOM	(2,519)	(1,629)	(288)	(398)	665
Subtotal Prime	57,680	59,348	51,717	87,086	63,529

Non-Prime:
OMSR, SRP	331	2,264	3,839	1,226	3,633
LOCOM	(553)	(2,164)	(1,940)	1,817	(1,340)
Recourse Provision*	(1,757)	(2,513)	(3,457)	3,023	(8,134)
Subtotal Non-Prime	(1,979)	(2,413)	(1,558)	6,066	(5,841)
Total Secondary Marketing Fees -
Mortgage	55,701	56,935	50,159	93,152	57,688

FAS 91 Reclassification	(56,343)	(57,575)	(59,480)	(69,334)	(67,178)

Total Origination Income	$63,641	$69,230	$64,248	$110,416	$64,205

Margins:
Marketing Margin on Deliveries (bps):
Prime:
OMSR, SRP	130	113	116	129	117
Marketing G/L (Trading Gains)	30	43	22	54	35
Concessions	(58)	(55)	(55)	(59)	(53)
LOCOM	(4)	(3)	-	(1)	1
Total Prime	98	98	83	123	100
Non-Prime:
OMSR, SRP	25	118	164	37	83
LOCOM	(41)	(113)	(83)	56	(31)
Recourse Provision*	(131)	(131)	(148)	93	(186)
Total Non-Prime	(147)	(126)	(67)	186	(134)

Total Marketing Margin on Deliveries	92	91	77	126	85
*Represents the reclassification from expense to secondary marketing income of expected loss provisions related to the recourse obligation on sales of non-prime loans.

MORTGAGE BANKING
Quarterly, Unaudited

($ in millions)	1Q07	4Q06	3Q06	2Q06	1Q06
KEY ORIGINATION METRICS

Production:
First Lien Production	$6,302	$6,417	$6,351	$7,482	$6,865

Breakdown by Product Type:
Prime:
Conventional Fixed	53%	49%	45%	43%	38%
Conventional ARM	3%	4%	6%	8%	9%
Jumbo Fixed	9%	8%	7%	6%	6%
Jumbo ARM	6%	7%	7%	7%	6%
Alt A	20%	22%	25%	27%	32%
Government	7%	7%	5%	6%	5%
Non Prime	2%	2%	4%	2%	4%
Other	-	1%	1%	1%	-

Breakdown by Payment Type:
Fully amortizing	70%	70%	70%	69%	66%
Interest Only - Fixed	20%	14%	10%	10%	11%
Interest Only - ARM	10%	15%	18%	17%	19%
Option ARM's	-	1%	2%	4%	4%

Production Refinanced %	45%	44%	33%	33%	41%
Production Purchased %	55%	56%	67%	67%	59%

ARMs % (Excluding Gov't ARMS)	14%	21%	27%	28%	33%

Total Sales Force	2,486	2,440	2,495	2,467	2,609

Warehouse/Pipeline Balance:
Ending Warehouse Balance	$2,527	$2,347	$2,286	$2,587	$2,788
Ending Pipeline Balance (Locked)	4,019	3,074	3,384	3,645	3,691

Loan Sales (Deliveries):
Prime	5,919	6,062	6,257	7,066	6,371
Non-Prime	134	192	233	325	436
Total Loan Sales	6,053	6,254	6,490	7,391	6,807

Definitions:
Prime:	Mortgages made to borrowers who typically have good credit history, full documentation, and standard structures;
"A" market conventional loans have limited credit and other risks. 1Q07 weighted average FICO score was 732.

Alt-A:	Resembles prime mortgages but lack full documentation or have non-standard structures.
They have more potential risks than prime, but less than non-prime mortgages. 1Q07 weighted average FICO score was 717.

Non-Prime:	Mortgage loans made to borrowers who typically have derogatory information in their credit history;
non-prime loans are also made to borrowers w/ acceptable credit history but have other non-standard loan features. 1Q07 weighted average FICO score was 624.

Government:	FHA/VA loans that are eligible for GNMA securitizations and government guarantees. 1Q07 weighted average FICO score was 669.

MORTGAGE BANKING
Quarterly, Unaudited

	1Q07		4Q06		3Q06		2Q06		1Q06
(Thousands)	$	bps	$	bps	$	bps	$	bps	$	bps
SERVICING INCOME
Gross Service Fees	$100,077	39	$99,852	39	$98,594	40	$95,043	39	$93,454	39
Guarantee Fees	(18,570)	(7)	(18,630)	(7)	(15,778)	(7)	(17,348)	(7)	(18,876)	(8)
Sub-Service Fee Income	27	-	7	-	29	-	71	-	64	-
Lender Paid MI	(2)	-	(13)	-	(24)	-	(20)	-	108	-
Net Service Fees	81,532	32	81,216	32	82,821	33	77,746	32	74,750	31

Early Payoff Interest Expense	(4,749)	(2)	(4,791)	(2)	(3,718)	(2)	(4,324)	(2)	(3,838)	(2)
Ancillary Fees	7,951	3	7,521	3	7,112	3	6,820	3	6,934	3
Total Service Fees	84,734	33	83,946	33	86,215	34	80,242	33	77,846	32

Change in MSR Value - Runoff	(61,698)		(66,937)		(60,326)		(72,270)		(58,836)

Net Hedging Results
(Excluding Changes in MSR Value due to Runoff)
Change in MSR Value - Other than Runoff	(17,138)		10,351		(133,067)		69,564		95,961
MSR Hedge Gains/(Losses)	8,773		(7,171)		127,240		(72,104)		(98,290)
Change in Trading Asset Value	(3,312)		12		(13,628)		3,044		8,467
Trading Asset Hedge Gains/(Losses)	1,226		(844)		13,940		(4,438)		(10,932)
Option Expense on Servicing Hedges	(9,577)		(7,531)		(4,673)		(4,765)		(3,499)
Total	(20,028)		(5,183)		(10,188)		(8,699)		(8,293)

Total Servicing Income	3,008		11,826		15,701		(727)		10,717

KEY SERVICING METRICS - ($ in millions)
Beginning Servicing Portfolio	$101,370		$100,246		$99,304		$97,303		$95,284
Additions to portfolio	6,237		6,333		6,238		7,332		6,797
Prepayments	(3,645)		(3,909)		(3,476)		(3,725)		(3,278)
Amortization	(696)		(687)		(692)		(687)		(688)
Service Release Sales	(444)		(613)		(1,128)		(919)		(812)
End. Servicing Portfolio (Owned)	$102,822		$101,370		$100,246		$99,304		$97,303

Avg. Servicing Portfolio (Owned)	$101,992		$100,811		$99,484		$98,342		$96,147
Average Loans Serviced (#)	636,496		633,293		629,897		626,527		620,476

Product Mix (Average)
Product Mix (%)
GNMA	8%		8%		8%		8%		9%
FNMA/FHLMC	64%		64%		64%		65%		65%
Private	25%		25%		25%		24%		23%
Sub-Total	97%		97%		97%		97%		97%
Warehouse	3%		3%		3%		3%		3%
Total	100%		100%		100%		100%		100%

Other Statistics
(Annualized)
Ancillary Income per Loan	$49.97		$47.51		$45.16		$43.54		$44.70
Servicing Cost per Loan	$49.44		$49.45		$49.36		$50.60		$53.01

Portfolio Data
(in millions)
Average Servicing Asset **	1,505		1,452		1,532		1,503		1,350
Servicing Book Value (bps)	148		144		154		153		140

Change in MSR Asset /
Average Servicing Asset	19%		18%		17%		20%		18%

Run-Off Rate	17%		18%		17%		18%		17%

** Includes valuation reserve/MSRs only

CAPITAL MARKETS Quarterly, Unaudited

(Thousands)	1Q07	4Q06	3Q06	2Q06	1Q06
Net interest (expense)/income	$(2,068)	$781	$2,906	$126	$(725)
Incremental cost of equity	(3,769)	(4,260)	(4,437)	(4,768)	(4,969)
Net interest expense	(5,837)	(3,479)	(1,531)	(4,642)	(5,694)
Noninterest income:
Fixed income	46,313	46,235	41,503	41,843	50,602
Other product revenue	42,616	49,878	56,995	62,282	46,004
Total noninterest income	88,929	96,113	98,498	104,125	96,606
Total revenue	83,092	92,634	96,967	99,483	90,912
Noninterest expense	79,726	84,075	81,778	83,629	82,601
Pretax income	$3,366	$8,559	$15,189	$15,854	$8,311

Efficiency ratio	96%	91%	84%	84%	91%

Trading inventory (millions)	$2,409	$2,513	$2,523	$2,356	$2,175
Other earning assets (millions)	1,633	1,889	2,231	2,262	2,149
Total earning assets (millions)	$4,042	$4,402	$4,754	$4,618	$4,324
Certain previously reported amounts have been reclassified to agree with current presentation.

CORPORATE Quarterly, Unaudited

(Thousands)	1Q07	4Q06	3Q06	2Q06	1Q06
Net interest income	$1,930	$(213)	$(841)	$308	$(100)
Net interest income from
deferred compensation	(133)	(123)	(103)	(58)	(63)
Total net interest income	1,797	(336)	(944)	250	(163)

Noninterest income	3,028	3,140	1,754	341	(15,631)
Noninterest income from
deferred compensation	1,265	8,188	6,948	(5,939)	5,450
Total noninterest income	4,293	11,328	8,702	(5,598)	(10,181)

Security gain/(loss)	10,273	3,002	8,757	2,893	(80,281)
Total revenue	16,363	13,994	16,515	(2,455)	(90,625)

Noninterest expense	17,391	16,806	20,069	15,154	11,997
Deferred compensation expense	2,369	10,315	8,832	(5,671)	7,361
Total noninterest expense	19,760	27,121	28,901	9,483	19,358
Pretax loss	$(3,397)	$(13,127)	$(12,386)	$(11,938)	$(109,983)

Certain previously reported amounts have been reclassified to agree with current presentation.

CAPITAL HIGHLIGHTS Quarterly, Unaudited

(Dollars in millions, except per share amounts)	1Q07	4Q06	3Q06	2Q06	1Q06
Tier 1 Capital (a)	$2,738.8	$2,696.3	$2,660.2	$2,612.2	$2,558.3
Tier 2 Capital (a)	1,324.1	1,320.1	1,338.2	1,331.2	1,344.5
Total Capital (a)	$4,062.9	$4,016.4	$3,998.4	$3,943.4	$3,902.8

Risk-Adjusted Assets (a)	$31,260.4	$30,405.4	$31,583.6	$30,030.8	$29,190.9

Tier 1 Ratio (a)	8.76%	8.87%	8.42%	8.70%	8.76%
Tier 2 Ratio (a)	4.24	4.34	4.24	4.43	4.61
Total Capital Ratio (a)	13.00%	13.21%	12.66%	13.13%	13.37%

Leverage Ratio (a)	7.17%	6.94%	6.80%	6.86%	6.86%

Shareholders' Equity/Assets Ratio (b)	6.47	6.49	6.26	6.52	6.43

Book Value	$19.88	$19.61	$20.06	$19.59	$19.36
(a) Current quarter is an estimate
(b) Calculated on period-end balances

Note 1 - Financial Glossary

Appraisal Fees: A fee charged to the borrower for the cost of appraising a property.

Concessions: The net amount of the discount or premium pricing charged to borrowers upon loan origination. This also includes the servicing release premium paid to correspondents to purchase loans. Discount pricing is used to competitively price mortgage loans.

Credit Report Fee: A fee charged to the borrower for the cost of obtaining the borrower’s credit report.

FAS 91 Fee Deferral: The timing difference between collecting and recognizing origination fees on a loan. For loans held for sale, origination fees are recognized at the time the loan is sold, not at the time the loan is originated.

FAS 91 Reclassification: The reclassification of the cost of originating the loans sold during the period.

Final Inspection Fee: A fee charged to the borrower to inspect a property.

Lower of Cost or Market (LOCOM): A method of accounting for certain assets by recording them at the lower of their historical cost or their current market value.

Marketing G/L (Trading Gains): The net result of hedging activities.

Originated Mortgage Servicing Rights (OMSR): The retained right to service a mortgage loan when a mortgage loan is sold on a servicing-retained basis. Represents the present value of the amount by which the estimated future net cash flows from servicing mortgage loans exceeds the cost of servicing mortgage loans.

Origination Fees: A fee charged to the borrower by the lender to originate a loan. Usually stated as a percentage of the face value of the loan.

Servicing Released Premium (SRP): The premium received for selling loans on a servicing released basis.